Annual Fund Operating Expenses - Daily Income Fund - Daily Income Fund	Apr. 30, 2021
Operating Expenses:
Management Fees	0.40%	[1]
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	0.71%	[2],[3]

[1]	Restated to reflect current Management Fees.
[2]	RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. RE Advisers may revise, renew or discontinue this voluntary waiver at any time. There is no guarantee that the Fund will be able to maintain a positive yield.
[3]	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 78 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses.